Exhibit 99.2

EXECUTION COPY

AMENDMENT NO. 2

dated as of July 29, 2010

among

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-C-M,

MBIA INSURANCE CORPORATION,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

to

the AmeriCredit Automobile Receivables Trust 2007-C-M

Spread Account Agreement, dated as of July 18, 2007

AMENDMENT NO. 2 TO THE SPREAD ACCOUNT AGREEMENT

AMENDMENT NO. 2, dated as of July 29, 2010 (the “Amendment”) among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-C-M (the “Trust”), MBIA INSURANCE CORPORATION (“MBIA”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”) in its capacity as Trustee, as Trust Collateral Agent and as Collateral Agent under the Spread Account Agreement (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Spread Account Agreement dated as of July 18, 2007, among the Trust, MBIA and Wells Fargo, as amended by Amendment No. 1, dated as of April 3, 2008 (as further amended, modified or supplemented, the “Spread Account Agreement”).

RECITAL

WHEREAS, the Trust, MBIA and Wells Fargo (collectively, the “Amending Parties”) have executed the Spread Account Agreement and the Amending Parties desire to amend the Spread Account Agreement in certain respects as provided below.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Spread Account Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENTS

SECTION 2.1. Amendments to Section 1.01 of the Spread Account Agreement.

Section 1.01 of the Spread Account Agreement is hereby amended as follows:

(i) The definition of “Level 1 Cumulative Net Loss Test” shall be deleted in its entirety and replaced with the following:

“Level 1 Cumulative Net Loss Test” means, for any Distribution Date specified below the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage

1st through 3rd	1.99%
4th through 6th	3.22%
7th through 9th	4.50%
10th through 12th	5.78%
13th through 15th	7.49%
16th through 18th	8.66%
19th through 21st	10.30%
22nd through 24th	11.24%
25th through 27th	11.94%
28th through 30th	12.88%
31st through 33rd	13.81%
34th through 36th	14.28%
37th	15.75%
38th through 39th	16.25%
40th	16.50%
41st through 42nd	17.00%
43rd	17.25%
44th	17.50%
45th through 46th	17.75%
47th through 48th	18.00%
49th	18.25%
50th through 52nd	18.50%
53rd through 55th	19.00%
56th and thereafter	19.25%

(ii) The definition of “Level 2 Cumulative Net Loss Test” shall be deleted in its entirety and replaced with the following:

“Level 2 Cumulative Net Loss Test” means, for any Distribution Date specified below, the Cumulative Net Loss Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring in:	Percentage

1st through 3rd	2.38%
4th through 6th	3.85%
7th through 9th	5.38%
10th through 12th	6.90%
13th through 15th	8.95%
16th through 18th	10.34%
19th through 21st	12.30%
22nd through 24th	13.43%
25th through 27th	14.26%
28th through 30th	15.38%
31st through 33rd	16.50%
34th through 36th	17.06%
37th through 43rd	17.62%
44th through 46th	18.00%
47th through 49th	18.50%
50th through 52nd	19.00%
53rd through 57th	19.50%
58th and thereafter	19.75%

(iii) “Level 1 Gross Default Test” means, for any Distribution Date specified below, the Gross Default Ratio for the related Collection Period is greater than the percentage set forth opposite such Distribution Date:

Distribution Date occurring after the Closing Date:	Percentage

1st through 3rd	3.31%
4th through 5th	5.45%
6th	5.74%
7th through 9th	8.13%
10th through 12th	9.86%
13th through 15th	11.83%
16th through 18th	14.31%
19th through 21st	15.93%
22nd through 24th	17.33%
25th through 27th	19.21%
28th through 30th	20.61%
31st through 33rd	22.25%
34th through 36th	23.42%
37th through 38th	25.50%
39th	26.00%
40th	26.50%
41st	26.75%
42nd	27.00%
43rd	27.50%
44th	27.75%
45th through 46th	28.00%
47th through 48th	28.50%
49th	28.75%
50th through 51st	29.00%
52nd through 53rd	29.50%
54th through 55th	29.75%
56th through 58th	30.00%
59th and thereafter	30.25%

(iv) The definition of “Requisite Amount” shall be deleted in its entirety and replaced with the following:

“Requisite Amount” means an amount equal to 4.5% of the Original Pool Balance provided, however, that (i) on each Distribution Date upon which a Level 1 Trigger Event has occurred and is continuing, and upon each Distribution Date thereafter (unless no Level 1 Trigger Event has occurred for three consecutive months) the Requisite Amount shall be equal to the greater of (x) 6.0% of the Outstanding Pool Balance or (y) 5.0% of the Aggregate Principal Balance as of the Cutoff Date; and (ii) on each Distribution Date upon which a Level 2 Trigger Event has occurred and upon each Distribution Date thereafter, the Requisite Amount shall be equal to 100% of the Outstanding Pool Balance.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment will be effective only upon (i) the execution by the parties hereto, (ii) the satisfaction of any other requirements set forth in Section 8.03 of the Spread Account Agreement, and (iii) the payment by AmeriCredit of the fees specified in the Fee Letter, dated as of July 29, 2010, among AmeriCredit and MBIA.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Spread Account Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Spread Account Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Spread Account Agreement specifically referred to herein and any references in the Spread Account Agreement to the provisions of the Spread Account Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Spread Account Agreement and shall not affect the construction or interpretation of this Amendment or the Spread Account Agreement or any provisions hereof or thereof.

SECTION 4.6. Instruction to Owner Trustee. By entering into this Amendment, MBIA represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Trust, (i) pursuant to the Trust Agreement, that it is the Instructing Party as such term is defined in the Trust Agreement, (ii) no Insurer Default has occurred and is continuing and (iii) the Insurer Termination Date has not occurred, and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Trust. The above instruction is in accordance with Section 5.3(a) of the Trust Agreement.

SECTION 4.7. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or the other Transaction Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2007-C-M

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Insurer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee, as Trust Collateral Agent and as Collateral Agent

By:
Name:
Title:

[Amendment No. 2 to Spread Account Agreement July 29, 2010]